                                                                    Exhibit 99.1


                                 HEARING DATE:  SEPTEMBER 14, 2005 AT 10:00 A.M.
                             OBJECTION DEADLINE:  SEPTEMBER 9, 2005 AT 4:00 P.M.


Steven R. Gross [SG 1766]
Lorna G. Schofield [LS 5847]
James B. Roberts [JR 9441]
DEBEVOISE & PLIMPTON LLP
919 Third Avenue
New York, New York 10022
(212) 909-6000

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------
In re:                                         )
                                               )   Case No. 01-13404 (AJG)
RELIANCE GROUP HOLDINGS, INC.                  )
                                               )   Chapter 11
         Debtor.                               )
                                               )
                                               )
----------------------------------------------

                DEBTOR'S MOTION FOR ORDER AUTHORIZING IT TO MAKE
             SETTLEMENT OFFER TO SECURITIES AND EXCHANGE COMMISSION

         Reliance Group Holdings, Inc. (the "Debtor") hereby moves this Court for entry of an order authorizing the Debtor to make an offer of settlement to the Securities and Exchange Commission ("SEC") whereby it would consent to the entry of an order revoking the registration of each class of its registered securities pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"). Entry of this Order would terminate the Debtor's reporting obligations under applicable federal securities laws and would also effectively terminate open market trading in its registered securities. In support hereof, the Debtor respectfully represents as follows:

                              PRELIMINARY STATEMENT

         By this Motion, the Debtor seeks this Court's approval to make an offer of settlement to the SEC which would result in the institution and settlement of an administrative proceeding by and before the SEC for the limited purpose of revoking the registration of all classes of its securities registered under Exchange Act Section 12 and to take such other and further actions as may be necessary to terminate its registration and reporting obligations under the Exchange Act (such actions collectively, the "Revocation").

         Subject to this Court's approval pursuant to Bankruptcy Rule 9019(a), the Revocation would be effected as a compromise and settlement, which would in turn be approved pursuant to an administrative proceeding instituted by the SEC under Exchange Act Section 12(j). Because such an administrative proceeding would be brought to enforce the SEC's "police or regulatory power," the Debtor believes that the SEC would not be prevented by the automatic stay from commencing such administrative proceeding on an adversarial basis pursuant to
Section 362(b)(4) of the Bankruptcy Code.

         The Debtor understands that the Official Unsecured Creditors' Committee appointed herein supports the proposed Revocation.

         The Debtor is filing this Motion to seek the Court's authorization to make an offer of settlement to the SEC pursuant to Bankruptcy Rule 9019(a), and to give interested parties herein notice and an opportunity to be heard on the matter.

                             JURISDICTION AND VENUE

         1. The Court has jurisdiction over this matter pursuant to 28 U.S.C. ss.ss. 157 and 1334(b). Venue is proper in this Court pursuant to 28 U.S.C. ss.ss. 1408 and 1409(a).

         2. The bases for the relief sought herein are Section 105(a) of title 11 of the United States Code (the "Bankruptcy Code"), and Rule 9019(a) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules").

         3. No prior request has been made to this Court or any other court for the relief sought herein.

                                   BACKGROUND

         4. On June 12, 2001 (the "Petition Date"), the Debtor commenced this case under Chapter 11 of the Bankruptcy Code. On June 22, 2001, the Office of the United States Trustee appointed an Official Unsecured Creditors' Committee (the "Committee") in this case pursuant to Section 1102 of the Bankruptcy Code.

         5. The Debtor's Chapter 11 case was consolidated with the Chapter 11 case of Reliance Financial Services Corporation ("RFS") for procedural purposes and jointly administered pursuant to an order of this Court. On January 25, 2005, this Court confirmed a plan of reorganization of RFS, which plan became effective on April 22, 2005.

         6. On August 18, 2005, the Committee filed a motion seeking approval of a disclosure statement with respect to a proposed plan of reorganization of RGH. A hearing to consider approval of the disclosure statement has been scheduled for September 21, 2005.

              THE DEBTOR'S PUBLIC SECURITIES AND PERIODIC REPORTING

         7. The Debtor is a public corporation with issued and outstanding common stock that has been registered under Exchange Act Section 12(b). Prior to the Petition Date, the Debtor's common stock was delisted from trading on the New York Stock Exchange and the Pacific Stock Exchange, and as of August 18, 2005, the common stock of Reliance was quoted on the Pink Sheets (current symbol: RELHQ.PK).

         8. Pursuant to separate Trust Indentures, each dated November 15, 1993, the Debtor has also issued 9% Senior Notes due 2000 (the "Senior Notes"), and 9 3/4 % Senior Subordinated Debentures due 2003 (the "Debentures"). The Senior Notes and the Debentures were also registered with the SEC pursuant to Exchange Act Section 12(b) because they were listed on a national securities exchange. Subsequently, these securities were also delisted.

         9. Registration of the Debtor's securities gives rise to certain periodic and other reporting obligations pursuant to Section 13(a) of the Exchange Act. Because the Senior Notes and the Debentures are held by fewer than 300 holders of record, the registration of these securities has been terminated. Accordingly, the Senior Notes and the Debentures currently do not give rise to reporting obligations under Section 13 of the Exchange Act. However, notwithstanding the delisting of the Debtor's common stock described above, the Debtor continues to be subject to these reporting requirements, pursuant to Sections 12(g) and 13 of the Exchange Act, because there are more than 300 holders of record of the Debtor's common stock.

         10. The Debtor has been unable to complete in a cost-effective manner the work necessary to issue audited financial statements. In particular, as previously disclosed to this Court and to other parties in interest, the Debtor is not able to commission an audit of its financial statements or obtain an audit opinion. Accordingly, the Debtor has not filed quarterly or annual reports on forms 10-Q and 10-K subsequent to the quarterly period ending September 30, 2000. Instead, the Debtor has timely filed "Notifications of Late Filing" on form 12b-25, notifying the SEC of the Debtor's inability to file timely reports pursuant to Rule 12b-25(b) of the General Rules and Regulations under the Exchange Act.

                              SEC COMPLIANCE DEMAND

         11. By letter to the Debtor, dated April 7, 2005, the SEC asserted that the Debtor was not in compliance with its periodic reporting obligations under
Section 13(a) of the Exchange Act. The SEC's April 7 letter stated that if the Debtor did not come into compliance with such periodic reporting obligations, the SEC's Division of Enforcement might, among other things, initiate an administrative proceeding to revoke the Debtor's registration with the SEC pursuant to Section 12(j) of the Exchange Act.

         12. Pursuant to subsequent discussions between their respective counsel, the Staff of the SEC's Division of Enforcement (the "Staff") and the Debtor have reached an agreement in principle, according to which (a) the Debtor would make an Offer of Settlement to the SEC which, if accepted, would result in the entry of an order implementing the Revocation of the registrations each class of the Debtor's securities which are registered pursuant to Exchange Act
Section 12 and (b) the Staff would recommend that the SEC accept the Offer of Settlement. Copies of the proposed Offer of Settlement and proposed Revocation Order are attached to this Motion as Exhibit A.

                                RELIEF REQUESTED

         13. By this Motion, the Debtor respectfully requests that this Court enter an Order, substantially in the form attached hereto and filed herewith, approving the Revocation, the form of the Offer of Settlement and the form of Revocation Order, authorizing the Debtor to make the Offer of Settlement consenting to the Revocation in the form provided and authorizing the Debtor to take such actions as may be required by the Staff or the SEC in furtherance of the Revocation.

                        LEGAL BASIS FOR RELIEF REQUESTED

         14. Bankruptcy Rule 9019(a) allows for bankruptcy court approval of a settlement after notice and a hearing. Settlements and compromises are "a normal part of the process of reorganization," Protective Comm. for Independent Stockholders of TMT Trailer Ferry, Inc. v. Anderson, 390 U.S. 414, 424 (1968), quoting Case v. Los Angeles Lumber Prods. Co., 308 U.S. 106, 130 (1939), and are strongly favored over litigation:

                  [P]ublic policy strongly favors pretrial settlement in all types of litigation because such cases, depending on their complexity, "can occupy a court's docket for years on end, depleting the resources of parties and taxpayers while rendering meaningful relief increasingly elusive.". . . Second, litigation costs are particularly burdensome on a bankrupt estate given the financial instability of the estate.

In re Munford, Inc., 97 F.3d 449, 455 (11th Cir. 1996), quoting In re U.S. Oil & Gas Litig., 967 F.2d 489, 493 (11th Cir. 1992); accord Hicks, Muse & Co. v. Brandt (In re Healthco Int'l, Inc.), 136 F.3d 45, 50 n.5 (1st Cir. 1998) ("[c]ompromises are favored in bankruptcy"); In re Drexel Burnham Lambert Group, Inc., 134 B.R. 499, 505 (Bankr. S.D.N.Y. 1991).

         15. Under Bankruptcy Rule 9019(a), the approval of a compromise settlement is within the sound discretion of the bankruptcy court. See, e.g., Conn. Gen. Life Ins. Co. v. United Cos. Fin Corp. (In re Foster Mortgage Corp.), 68 F.3d 914, 917-18 (5th Cir. 1995); LaSalle Nat'l Bank v. Holland (In re Am. Reserve Corp.), 841 F.2d 159, 162 (7th Cir. 1987).

         16. In approving a settlement, the court does not have to be convinced that the settlement is the best possible compromise. Nellis v. Shugrue, 165 B.R. 115, 123 (S.D.N.Y. 1994). The court need only conclude that the compromise or settlement falls within the reasonable range of litigation possibilities. In re Penn Central Transp. Co., 596 F.2d 1102, 1114 (3d Cir. 1979). In that regard, a settlement should be approved unless it "fall[s] below the lowest point in the range of reasonableness." In re Teltronics Servs., Inc., 762 F.2d 185, 189 (2d Cir. 1985). See also Cosoff v. Rodman, (In re W.T. Grant Co.), 699 F.2d 599, 608 (2d Cir. 1983) cert. denied, 464 U.S. 822, 104 S. Ct. 89 , L.Ed.2d 97 (1983);
Healthco Int'l, 136 F.3d at 51; In re Ionosphere Clubs, Inc., 156 B.R. 414, 426 (S.D.N.Y. 1993), aff'd sub nom. Sobchack v. American Nat'l Bank & Trust Co., 17 F.3d 600 (2d Cir. 1994); In re Best Prods. Co., 168 B.R. 35, 51 (Bankr. S.D.N.Y.
1994), aff'd, 68 F.3d 26 (2d Cir. 1995).

         17. The Debtor submits that the Revocation is in the best interests of the Debtor, its estates and it creditors. Compliance with the SEC reporting requirements would require the Debtor to prepare and issue costly audited financial statements in order to file quarterly or annual reports on forms 10-Q and 10-K. The Debtor would not derive any corresponding material benefit from the preparation and filing of these reports. As a result, continued registration represents an unnecessary financial hardship.

         18. A consensual Revocation process will permit the Debtor to avoid the costs associated with litigating an adversary proceeding before the SEC under
Section 12(j) of the Exchange Act. The Debtor believes that such costs would be substantial. In addition, the Debtor understands that actions of the SEC to revoke the Exchange Act registration of the Debtor's public securities fall within the exception to the automatic stay provided under Section 362(b)(4) of the Bankruptcy Code. See SEC v. Brennan, 230 F.3d 65, 71 (2d Cir. 2000), quoting H.R. Rep. No. 95-595, at 343 (1977), reprinted in 1978 U.S.C.C.A.N. 6300; see also In re Wolf Fin. Group, Inc., 1994 Bankr. LEXIS 2350 (Bankr. S.D.N.Y. 1994) (unpublished opinion). Accordingly, the automatic stay would not bar the Staff and the SEC from commencing administrative proceedings to effect the Revocation on an adversarial basis.

                                     NOTICE

         19. Notice of this Motion has been provided to all parties on the Debtors' Master Service List (as defined in the Order Establishing Notice Procedures entered by this Court on June 22, 2001), including: (a) the United States Trustee; (b) Blank Rome LLP, counsel to Reliance Insurance Company, in liquidation; (c) the Securities and Exchange Commission, Division of Enforcement, and (d) all other parties who have filed a notice of appearance and/or requested notice in this case. The Debtor submits that no other or further notice need be provided.

                                MEMORANDUM OF LAW

         20. Pursuant to Local Bankruptcy Rule 9013-1(b), because there are no novel issues of law presented herein, the Movants respectfully request that the Court waive the requirement that the Movants file a memorandum of law in support of this Motion.

                            [SIGNATURE PAGE FOLLOWS]

         WHEREFORE, the Debtor respectfully requests that this Court enter an order, substantially in the form annexed hereto, (a) approving the Revocation, the form of Offer of Settlement and the form of Revocation Order, (b) authorizing the Debtor to take all such actions as are necessary to submit and implement the Offer of Settlement and take such actions as may be required by the Staff and the SEC in furtherance thereof; and (c) granting such other relief as this Court deems just and proper.

Dated: New York, New York
       August 25, 2005                            Respectfully submitted,

                                                  DEBEVOISE & PLIMPTON LLP

                                                  By:   /s/ James B. Roberts
                                                     -----------------------
                                                  Steven R. Gross [SG 1766]
                                                  Lorna G. Schofield [LS 5847]
                                                  James B. Roberts [JR 9441]
                                                  919 Third Avenue
                                                  New York, New York 10022
                                                  Tel: (212) 909-6000

                                                  Counsel for the Debtor

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------
In re:                                         )
                                               )   Case No. 01-13404 (AJG)
RELIANCE GROUP HOLDINGS, INC.                  )
                                               )   Chapter 11
         Debtor.                               )
                                               )
                                               )
----------------------------------------------

                   ORDER AUTHORIZING DEBTOR TO MAKE SETTLEMENT
                  OFFER TO SECURITIES AND EXCHANGE COMMISSION

         Upon the Debtor's Motion For Order Authorizing it to Make Settlement Offer to Securities and Exchange Commission (the "Motion")(1); and due and proper notice of the Motion having been given, and after due deliberation, and sufficient cause appearing therefore, it is hereby

         ORDERED, that the Motion is granted; and it is further

         ORDERED, that the Debtor is authorized to (i) submit to the Securities and Exchange Commission (the "SEC") the Offer of Settlement, in the form attached to the Motion, by which it would agree to the institution and settlement of an administrative proceeding before the SEC for the limited purpose of revoking the registration of each class of its securities registered under Section 12 of the Securities Exchange Act of 1934, (the "Exchange Act") and (ii) take such other and further actions as may be necessary to revoke its registration and terminate its reporting obligations with respect to each class of the Debtor's securities registered with the SEC under Exchange Act Section 12 (such actions collectively, the "Revocation"); and it is further

---------------------------
(1) Capitalized terms used in this Order have the meanings specified in the Motion.

         ORDERED, that the form of Offer of Settlement and the form of Revocation Order attached as exhibits to the Motion are approved in all respects; and it is further

         ORDERED, that the requirement set forth in Local Bankruptcy Rule 9013-1(b) for submission of a separate memorandum of law is hereby waived; and it is further

         ORDERED, that this Court retains jurisdiction with respect to all matters arising out of or related to this Order.

Dated:     New York, New York
           ________________, 2005

                                            ------------------------------------
                                            Honorable Arthur J. Gonzalez
                                            United States Bankruptcy Judge

                            UNITED STATES OF AMERICA
                                   BEFORE THE
                       SECURITIES AND EXCHANGE COMMISSION

ADMINISTRATIVE PROCEEDING
FILE NO.

----------------------------------------------

IN THE MATTER OF
                                               OFFER OF SETTLEMENT
RELIANCE GROUP HOLDINGS, INC.,                 OF RELIANCE GROUP HOLDINGS, INC.

RESPONDENT.

----------------------------------------------

                                       I.

         Reliance Group Holdings, Inc. ("Reliance" or "Respondent"), pursuant to Rule 240(a) of the Rules of Practice of the Securities and Exchange Commission ("Commission") [17 C.F.R. ss. 201.240(a)] submits this Offer of Settlement ("Offer") in anticipation of proceedings to be instituted against it by the Commission, pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Exchange Act").

                                      II.

         This Offer is submitted solely for the purpose of settling these proceedings, with the express understanding that it will not be used in any way in these or any other proceedings, unless the Offer is accepted by the Commission. If the Offer is not accepted by the Commission, the Offer is withdrawn without prejudice to Respondent and shall not become a part of the record in these or any other proceedings, except for the waiver expressed in
Section V. with respect to Rule 240(c)(5) of the Commission's Rules of Practice [17 C.F.R. ss. 201.240(c)(5)].

                                      III.

         On the basis of the foregoing, the Respondent hereby:

         A. Admits the jurisdiction of the Commission over it and over the matters set forth in the Order Instituting Proceedings, Making Findings, and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Order");

         B. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission or in which the Commission is a party prior to a hearing pursuant to the Commission's Rules of Practice, 17 C.F.R. ss. 201.1 et seq., and without admitting or denying the findings contained in the Order, except as to the Commission's jurisdiction over it and the subject matter of these proceedings, which are admitted, Respondent consents to the entry of an Order by the Commission containing the following findings and order set forth below:

                  1. Reliance (CIK No. 0000356395) is a Delaware corporation based in New York, New York. At all times relevant to this proceeding, the common stock of Reliance has been registered under Exchange Act
         Section 12(g). As of July 25, 2005, the common stock of Reliance was quoted on the Pink Sheets (current symbol: RELHQ.PK). The Respondent filed a Chapter 11 bankruptcy case on June 12, 2001.

                  2. Reliance has failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder, while its common stock was registered with the Commission, in that it has not filed quarterly or annual reports on forms 10-Q and 10-K subsequent to the quarterly period ending September 30, 2000.

                                       IV.

         Section 12(j) of the Exchange Act provides as follows:

                  The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.

         On the basis of the foregoing, Respondent hereby consents to the entry of an Order by the Commission that:

         Pursuant to Section 12(j) of the Exchange Act, revokes registration of each class of Respondent's securities registered pursuant to Section 12 of the Exchange Act.

                                       V.

         By submitting this Offer, Respondent hereby acknowledges its waiver of those rights specified in Rules 240(c)(4) and (5) [17 C.F.R. ss.201.240(c)(4) and (5)] of the Commission's Rules of Practice. Respondent also hereby waives service of the Order.

                                       VI.

         Respondent understands and agrees to comply with the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings." 17 C.F.R. ss.202.5(e). In compliance with this policy, Respondent agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any finding in the Order or creating the impression that the Order is without factual basis; and (ii) that upon the filing of this Offer of Settlement, Respondent hereby withdraws any papers previously filed in this proceeding to the extent that they deny, directly or indirectly, any finding in the Order. If Respondent breaches this agreement, the Division of Enforcement may petition the Commission to vacate the Order and restore this proceeding to its active docket. Nothing in this provision affects Respondent's: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

                                      VII.

         Consistent with the provisions of 17 C.F.R. ss. 202.5(f), Respondent waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.

                                      VIII.

         Respondent hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996 or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney's fees or other fees, expenses or costs expended by Respondent to defend against this action. For these purposes, Respondent agrees that Respondent is not the prevailing party in this action since the parties have reached a good faith settlement.

                                       IX.

         Respondent states that it has read and understands the foregoing Offer, that this Offer is made voluntarily, and that no promises, offers, threats, or inducements of any kind or nature whatsoever have been made by the Commission or any member, officer, employee, agent, or representative of the Commission in consideration of this Offer or otherwise to induce it to submit to this Offer.

                                           RELIANCE GROUP HOLDINGS, INC.


                                           By:_____________________________
                                           Paul W. Zeller
                                           President and Chief Executive Officer



         I declare under penalty of perjury that the foregoing is true and correct.

Executed on _________________,  2005.

                                                     ---------------------------
                                                     Paul W. Zeller

                            UNITED STATES OF AMERICA
                                   BEFORE THE
                       SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934
RELEASE NO.

ADMINISTRATIVE PROCEEDING
FILE NO.

----------------------------------------------

IN THE MATTER OF                               ORDER INSTITUTING PROCEEDINGS,
                                               MAKING FINDINGS, AND REVOKING
RELIANCE GROUP HOLDINGS, INC.,                 REGISTRATION OF SECURITIES
                                               PURSUANT TO SECTION 12(J) OF THE
RESPONDENT.                                    SECURITIES EXCHANGE ACT OF 1934

----------------------------------------------


                                       I.

         The Securities and Exchange Commission ("Commission") deems it necessary and appropriate for the protection of investors that proceedings be, and hereby are, instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Exchange Act"), against Reliance Group Holdings, Inc. ("Reliance" or "Respondent").

                                       II.

         In anticipation of the institution of these proceedings, Respondent has submitted an Offer of Settlement (the "Offer") which the Commission has determined to accept. Solely for the purpose of these proceedings and any other proceedings brought by or on behalf of the Commission, or to which the Commission is a party and without admitting or denying the findings herein, except as to the Commission's jurisdiction over it and the subject matter of these proceedings, Respondent consents to the entry of this Order Instituting Proceedings, Making Findings, and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934 ("Order"), as set forth below.

                                      III.

         On the basis of the foregoing, the Commission finds that:

                  1. Reliance (CIK No. 0000356395) is a Delaware corporation based in New York, New York. At all times relevant to this proceeding, the common stock of Reliance has been registered under Exchange Act
         Section 12(g). As of July 25, 2005, the common stock of Reliance was quoted on the Pink Sheets (current symbol: RELHQ.PK). The Respondent filed a Chapter 11 bankruptcy case on June 12, 2001.

                  2. Reliance has failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder, while its common stock was registered with the Commission, in that it has not filed quarterly or annual reports on forms 10-Q and 10-K subsequent to the quarterly period ending September 30, 2000.

                                       IV.

         Section 12(j) of the Exchange Act provides as follows:

                  The Commission is authorized, by order, as it deems necessary or appropriate for the protection of investors to deny, to suspend the effective date of, to suspend for a period not exceeding twelve months, or to revoke the registration of a security, if the Commission finds, on the record after notice and opportunity for hearing, that the issuer of such security has failed to comply with any provision of this title or the rules and regulations thereunder. No member of a national securities exchange, broker, or dealer shall make use of the mails or any means or instrumentality of interstate commerce to effect any transaction in, or to induce the purchase or sale of, any security the registration of which has been and is suspended or revoked pursuant to the preceding sentence.

         In view of the foregoing, the Commission finds that it is necessary and appropriate for the protection of investors to impose the sanction specified in Respondent's Offer.

         Accordingly, it is hereby ORDERED, pursuant to Section 12(j) of the Exchange Act, that registration of each class of Respondent's securities registered pursuant to Section 12 of the Exchange Act be, and hereby is, revoked.

         By the Commission.



                                            Jonathan G. Katz
                                            Secretary

                                       2